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                                                                    Exhibit 23.1


                    Consent of independent auditors

The Board of Directors
Roper Industries, Inc.

     As independent auditors, we hereby consent to the incorporation of our report included in this Form 8-K into Roper's previously filed Registration Statement Nos. 33-71094, 33-77770, 33-78026, 333-36897, 333-35672, 333-35666 and
333-35648.

                                             KPMG C.Jesperson

Copenhagen, Denmark
December 13, 2001